UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 2, 2010

Arena Pharmaceuticals, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-31161	23-2908305
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6166 Nancy Ridge Drive, San Diego, California 92121

(Address of principal executive offices) (Zip Code)

858.453.7200

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

In this report, “Arena Pharmaceuticals,” “Arena,” “we,” “us” and “our” refer to Arena Pharmaceuticals, Inc., unless the context otherwise provides.

Item 8.01 Other Events.

On June 2, 2010, we announced that the US Food and Drug Administration has notified us of the tentative scheduling of an Endocrinologic and Metabolic Drugs Advisory Committee meeting on September 16, 2010, for the review of the lorcaserin New Drug Application, or NDA. Lorcaserin is our internally discovered and developed drug candidate for weight management, including weight loss and maintenance of weight loss, and it is intended for overweight patients with at least one weight-related co-morbid condition and obese patients.

Confirmation and details of the meeting will be published in the Federal Register about six to eight weeks prior to the scheduled meeting date.

Forward-Looking Statements

Certain statements in this Form 8-K are forward-looking statements that involve a number of risks and uncertainties. Such forward-looking statements include statements about the therapeutic indication and use of lorcaserin; the advisory committee for the review of the lorcaserin NDA; and availability of information in the Federal Register. For such statements, we claim the protection of the Private Securities Litigation Reform Act of 1995. Actual events or results may differ materially from our expectations. Factors that could cause actual results to differ materially from the forward-looking statements include, but are not limited to, regulatory authorities or advisors may not find data from our clinical trials and other studies sufficient for regulatory approval; the timing and our ability to receive regulatory approval for our drug candidates; the timing, success and cost of our lorcaserin program and other of our research and development programs; results of clinical trials and other studies are subject to different interpretations and may not be predictive of future results; clinical trials and other studies may not proceed at the time or in the manner we or others expect or at all; our ability to enter into agreements to develop or commercialize our compounds or programs; our ability to commercialize lorcaserin with a pharmaceutical company or independently; our ability to obtain adequate funds; our ability to obtain and defend our patents; and the timing and receipt of payments and fees, if any, from our collaborators. Additional factors that could cause actual results to differ materially from those stated or implied by our forward-looking statements are disclosed in our filings with the Securities and Exchange Commission. These forward-looking statements represent our judgment as of the time of the filing of this Form 8-K. We disclaim any intent or obligation to update these forward-looking statements, other than as may be required under applicable law.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 2, 2010	Arena Pharmaceuticals, Inc.

	By:	/s/ Steven W. Spector
Steven W. Spector
Senior Vice President, General Counsel and Secretary